Report of Independent Auditors


To the Board of Trustees and Shareholders of Frank Russell Investment Company


In planning and performing
our audit of the
financial statements of
Frank Russell Investment
Company (the Company)
for the year
ended October 31, 2003,
we considered its
internal control,
including control activities
for safeguarding securities,
in order to determine
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to comply
with the requirements of
Form N-SAR, not to provide
assurance on internal control.

The management of the
Company is responsible for
establishing and maintaining
internal control.
In fulfilling this
responsibility, estimates
and judgments by management
are required to assess
the expected benefits
and related costs of
controls.  Generally,
controls that are relevant to
an audit pertain to the
entity objective of
preparing financial
statements for external
purposes that are fairly
presented in conformity
with generally accepted
accounting principles.
Those controls include the
safeguarding of
assets against unauthorized
acquisition, use or
disposition.

Because of inherent limitations
in internal
control, errors or fraud
may occur and not be
detected.  Also, projection
of any evaluation
of internal control to
future periods is
subject to the risk that
controls may become
inadequate because of
changes in conditions
or that the effectiveness of their
design and operation
may deteriorate.

Our consideration of
internal control would
not necessarily
disclose all matters in
internal control that
might be material
weaknesses under standards
established by
the American Institute of
Certified Public
Accountants.  A material
weakness is a
condition in which the
design or operation
of one or more of the
internal control
components does not
reduce to a relatively low
level the risk that
misstatements caused by
error or fraud in
amounts that would be
material in
relation to the financial
statements being audited may
occur and not be detected within
a timely period by employees in
the normal course of performing
their assigned functions.
However, we noted no matters
involving
internal control and its
operation,
including controls for
safeguarding
securities, that we consider
to be material
weaknesses as defined above
as of October 31, 2003.



This report is intended solely
for the information
and use of the Board of Trustees,
management and the Securities
and Exchange Commission and is
not intended to be and should not
be used by anyone other than
these specified parties.


December 19, 2003